Exhibit 99.4

Exhibit 99.4 Presentation to Spirit January 2025

Summary Considerations

Frontier's proposal ensures superior economics, certainty, and speed for Spirit's stakeholders relative to the Spirit standalone plan

Stronger, More Competitive Airline

- Transaction with Frontier creates America's first low-cost carrier with ***sufficient scale to compete with the Big Four***
- Complementary networks bring more low fares to more markets and generate ***meaningful and achievable synergies***

Challenges with Spirit's Standalone Plan

- Spirit's plan relies on ***robust valuation assumptions*** against a business plan with ***significant execution risk*** to generate equity value
- Even if the plan is achieved, ***creditors do not realize a full recovery***, and shareholders have zero recovery
- ***Leverage remains high*** on 2025E EBITDAR (8.9x)

Frontier's Superior Alternative

- ***Even without synergies***, Frontier's plan provides ***greater creditor recovery*** while also providing value to shareholders
- On a combined basis, ***significantly lower leverage*** on 2025E EBITDAR (4.1x)
- On a standalone basis, Spirit would need to achieve a valuation ***meaningfully higher than its plan currently contemplates*** for its creditors to realize the economics offered in Frontier's alternative
- A combination with Frontier ***de-risks Spirit's business transformation plan*** and positions the combined airline to more effectively compete with the Big Four over the long term

A combination with Frontier can proceed quickly, with minimal required due diligence or closing conditions

Confidential and proprietary

2 FRONTIER LOW FARES DONE RIGHT

Frontier Proposal vs. Spirit Standalone Restructuring

($ in millions)	Spirit Standalone Restructuring		Frontier Proposal
Creditor Consideration			
Exit Secured Notes	$840		$400
Coupon	11.0% Cash / 8.0% Cash + 4.0% PIK		11.0% Cash / 8.0% Cash + 4.0% PIK *(specifics to be discussed)*
% Ownership	100% of Spirit		19.0% of PF Frontier + Spirit
Pro Forma Entity	Spirit		Frontier + Spirit
Revenue (FY26)	$5,411		$11,059
EBITDAR (FY26)	$1,041		$3,476[1]
Net Debt (2/28/2025)	$5,937		$9,356
Net Leverage[2]	8.9x		4.1x
Run-Rate Synergies	--		$600
Equity Value *(@ 6.5x EBITDAR FY26 per RSA Plan)*	**$806**		**$13,161**
Total Value to Stakeholders	**$1,646**		**$2,901**
Recovery	*Recovery %[3]*	*Recovery %[4] (Excl. Synergies)*	*Recovery %[4] (Incl. Synergies)*
Senior Secured Notes	95%	106%	141%
Convertible Notes	56%	100%	137%
Common Stock[5]	$0.00 / share	$0.80 / share	$1.15 / share

Notes: Spirit RSA and Frontier Proposal reflect $350mm equity rights offering. Recovery rates for senior secured notes and convertible notes are based on principal value and share of equity rights offering. Recovery rates exclude impact from other secured / priority claims.
(1) Figures include $600mm of run-rate synergies.
(2) Net leverage reflects net debt as of 02/28/2025 divided by 2025E Pro forma EBITDAR incl. 50% credit for synergies.
(3) Reflects Spirit equity ownership split of 76% senior secured noteholders, 24% convertible notes.
(4) Illustrative equity ownership split of 65% senior secured noteholders, 30% convertible notes, 5% common stock.
(5) Per share figures based on Spirit basic shares outstanding as of November 14, 2024; rounded to the nearest $0.05.

Confidential and proprietary

3

FRONTIER LOW FARES DONE RIGHT

Compelling Proposal to Acquire Spirit To Create America’s First At-Scale, Low-Cost Competitor to Big Four Creating a Stronger Airline with Long-Term Viability to Compete More Effectively • 5th largest U.S. airline, growing to 100M annual passengers and 400+ aircraft within a few years • Top three carrier in more than half of the top 25 U.S. airports • Meaningfully increases presence in numerous major U.S. markets Offering More Low Fares and Premium Options to Travelers • Provides more low fares to more consumers, enabling billions in savings compared to prices charged by Big Four • Improves frequent flyer and loyalty programs as well as a more diversified product with premium options • Enables more reliable service through operating efficiencies • Enhances travel experience for customers Delivering Value for Financial Stakeholders • Creates compelling financial opportunity for Spirit creditors and shareholders • Provides greater value and recovery relative to Spirit standalone restructuring plan Significant Synergy Potential • Opportunity to participate in upside potential from owning a larger, more competitive airline with estimated synergies of $600M+ Confidential and proprietary 4 4

America's First At-Scale, Low-Cost Competitor to Big Four

Stronger Airline with Long-Term Viability to Compete Against Big Four

2023 Available Seat Miles

***5th largest U.S. airline**, growing to **100M** annual passengers and **400+** aircraft within a few years*

***Top three carrier** in more than half of the top 25 U.S. airports*


UNITED AIRLINES
American Airlines
DELTA
Southwest
Frontier + Spirit Combined
HAWAIIAN AIRLINES
Alaska AIRLINES
jetBlue
S
allegiant

Consumers Win: Low Fares with Premium Options

- Provides more low fares to more consumers, enabling **billions in savings** compared to prices charged by Big Four
- **Improves frequent flyer and loyalty programs** as well as a more diversified product with premium options
- Enables more reliable service through **operating efficiencies**
- **Enhances travel experience** for customers

Source: Company filings.

Confidential and proprietary

5 FRONTIER LOW FARES DONE RIGHT

Value to Spirit Stakeholders

Frontier Proposal creates significantly greater value than Spirit Standalone Restructuring Plan.

($ in millions); FY26 EBITDAR Multiples

Spirit Standalone Restructuring

As of 02/28/2025, $840mm Exit Secured Notes

		Valuation Multiple		
		Frontier	Median[(1)]	RSA Plan
		4.5x	5.5x	6.5x
	Equity Value	--	--	$806
Sr. Secured	Exit Secured Notes	--	$539	$700
Sr. Secured	Equity Interest	--	--	$613
	Sr. Secured Noteholders	--	$539	$1,313
Sr. Secured	*% Recovery*	--	*39%*	*95%*
Convert	Exit Secured Notes	--	$89	$140
Convert	Equity Interest	--	--	$194
	Convertible Noteholders	--	$89	$334
Convert	*% Recovery*	--	*15%*	*56%*

Net Leverage

Net Debt as of 02/28/2025 divided by FY25 EBITDAR



8.9x
4.1x
Spirit Standalone
Frontier + Spirit

Frontier Proposal (Excluding Synergies)

$400mm Exit Secured Notes; 19.0% Ownership to Spirit

		Valuation Multiple		
		4.5x	5.5x	6.5x
	Equity Value	$3,586	$6,462	$9,274
Sr. Secured	Exit Secured Notes	$333	$333	$333
Sr. Secured	Equity Interest	$442	$796	$1,142
	Sr. Secured Noteholders	$775	$1,129	$1,475
Sr. Secured	*% Recovery*	*56%*	*81%*	*106%*
Convert	Exit Secured Notes	$67	$67	$67
Convert	Equity Interest	$206	$371	$532
	Convertible Noteholders	$272	$437	$599
Convert	*% Recovery*	*45%*	*73%*	*100%*

Frontier Proposal (Incl. $600mm of Synergies)

$400mm Exit Secured Notes; 19.0% Ownership to Spirit

		Valuation Multiple		
		4.5x	5.5x	6.5x
	Equity Value	$6,286	$9,762	$13,161
Sr. Secured	Exit Secured Notes	$333	$333	$333
Sr. Secured	Equity Interest	$774	$1,202	$1,620
	Sr. Secured Noteholders	$1,107	$1,535	$1,954
Sr. Secured	*% Recovery*	*80%*	*111%*	*141%*
Convert	Exit Secured Notes	$67	$67	$67
Convert	Equity Interest	$361	$560	$755
	Convertible Noteholders	$427	$627	$822
Convert	*% Recovery*	*71%*	*105%*	*137%*

Source: Spirit Disclosure Statement (Chapter 11 Plan of Reorganization), filed as of December 18, 2024.
Notes: Spirit RSA and Frontier Proposal reflect $350mm equity rights offering. Recovery rates for senior secured notes and convertible notes are based on principal value and share of equity rights offering. Recovery rates exclude impact from other secured / priority claims.
(1) Median industry multiple based on Southwest Airlines, JetBlue Airways, Frontier Airlines, Allegiant, and Sun Country Airlines.

Confidential and proprietary

6

FRONTIER LOW FARES DONE RIGHT

($ in millions) Total Value to Stakeholders (Senior Secured Notes + Convertible Notes + Common Equity) Spirit RSA Frontier Proposal (Excl. Synergies) Frontier Proposal (Incl. Synergies) $2,901 $400mm Exit Secured Notes + 19% Equity Interest in PF $2,585 Frontier + Spirit $2,255 $2,162 $1,925 $1,901 $1,594 $1,628 $1,646 $840mm Exit Secured Notes + $1,355 100% Equity Interest $1,264 $1,149 in Spirit $1,081 $808 Exit Secured Notes Amount: $840mm $629 Negative Equity Value / Debt Impairment -—- $108 4.0x 4.5x 5.0x 5.5x 6.0x 6.5x Valuation Multiple (FY26 EBITDAR) Confidential and proprietary 7 7

• Given extensive diligence conducted to date, Frontier envisions an expedited due diligence process that may be completed in approximately 5-10 days • Key diligence items include: – Sales performance relative to plan – Confirmation of latest Pratt & Whitney agreement providing compensation for 2025 AOGs – Updated 2-year cash flow forecast, inclusive of Chapter 11 costs – Disclosure of any material contract or business changes – Tax considerations, including any Chapter 11 impact to NOLs Confidential and proprietary 8 8